UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2022

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.

DUKE ENERGY CORPORATION
(a Delaware corporation)
1-32853	526 South Church Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number and IRS Employer Identification Number	Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number and IRS Employer Identification Number
1-4928	DUKE ENERGY CAROLINAS, LLC (a North Carolina limited liability company) 526 South Church Street Charlotte, North Carolina 28202-1803 704-382-3853 56-0205520	1-1232	DUKE ENERGY OHIO, INC. (an Ohio corporation) 139 East Fourth Street Cincinnati, Ohio 45202 704-382-3853 31-0240030

1-3382	DUKE ENERGY PROGRESS, LLC (a North Carolina limited liability company) 410 South Wilmington Street Raleigh, North Carolina 27601-1748 704-382-3853 56-0165465	1-3543	DUKE ENERGY INDIANA, LLC (an Indiana limited liability company) 1000 East Main Street Plainfield, Indiana 46168 704-382-3853 35-0594457

1-3274	DUKE ENERGY FLORIDA, LLC (a Florida limited liability company) 299 First Avenue North St. Petersburg, Florida 33701 704-382-3853 59-0247770	1-6196	PIEDMONT NATURAL GAS COMPANY, INC. (a North Carolina corporation) 4720 Piedmont Row Drive Charlotte, North Carolina 28210 704-364-3120 56-0556998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Duke Energy Corporation	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC

Duke Energy Corporation	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC

Duke Energy Corporation	Depositary Shares, each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

Item 1.01. Entry into a Material Definitive Agreement.

On March 18, 2022, Duke Energy Corporation (the “Corporation”) and its subsidiaries, Duke Energy Carolinas, LLC, Duke Energy Florida, LLC, Duke Energy Indiana, LLC, Duke Energy Kentucky, Inc., Duke Energy Ohio, Inc., Duke Energy Progress, LLC, and Piedmont Natural Gas Company, Inc, entered into an Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”), among the Corporation and each of such subsidiaries, as Borrowers, the lenders listed therein, Wells Fargo Bank, National Association, as Administrative Agent and Swingline Lender and Wells Fargo Securities, LLC, as Joint Lead Arranger, Joint Bookrunner and Sustainability Structuring Agent in the amount of $9,000,000,000. The Amended and Restated Credit Agreement amends and restates the $8,000,000,000 Credit Agreement, originally dated as of November 18, 2011 and as amended on December 18, 2013, January 30, 2015, March 16, 2017, March 18, 2019 and March 16, 2022. The credit facility was originally described and filed in the Corporation’s Form 8-K dated November 25, 2011. The Amended and Restated Credit Agreement was entered into primarily to (i) increase the amount of the credit facility from $8,000,000,000 to $9,000,000,000 and (ii) extend the termination date of the credit facility from March 16, 2025 to March 18, 2027. As of March 18, 2022, the Corporation had approximately $6.35 billion available for borrowing under the credit facility, after accounting for outstanding commercial paper, letters of credit and other credit support provided by this facility.

The disclosure in this Item 1.01 is qualified in its entirety by the provisions of the amendment to the Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amended and Restated Credit Agreement, dated as of March 18, 2022, among Duke Energy Corporation, Duke Energy Carolinas, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, LLC, Duke Energy Kentucky, Inc., Duke Energy Progress, LLC, Duke Energy Florida, LLC, and Piedmont Natural Gas Company, Inc., the Lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent and Swingline Lender and Wells Fargo Securities, LLC, as Joint Lead Arranger, Joint Bookrunner and Sustainability Structuring Agent.
104	Cover Page Interactive Data file (the Cover Page Interactive Data file is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION DUKE ENERGY CAROLINAS, LLC DUKE ENERGY PROGRESS, LLC DUKE ENERGY FLORIDA, LLC DUKE ENERGY OHIO, INC. DUKE ENERGY INDIANA, LLC PIEDMONT NATURAL GAS COMPANY, INC.

Date: March 18, 2022

	By:	/s/ Robert T. Lucas III
		Name:	Robert T. Lucas III
		Title:	Assistant Corporate Secretary